UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: August 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON STRATEGIC REAL RETURN FUND

FORM N-Q

AUGUST 31, 2013

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited)	August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 37.0%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	$2,242,210		$2,627,065
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,323,568		2,631,259
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,850,253		2,031,953
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	628,018		854,203
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	358,908		433,017
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	1,818,138		2,561,585
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,101,957		1,287,309
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	191,932		224,576
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	2,419,189		2,036,089
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	294,536		237,170
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	492,859		497,594
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,648,575		1,687,600
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	552,225		584,583
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	2,411,805		2,579,312
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	4,464,296		4,574,859
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	491,406		541,468
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	2,246,326		2,481,489
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,349,140		2,407,502
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,549,308		1,687,898
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	1,090,962		1,112,526
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,137,003		1,235,158
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	663,436		743,929
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	863,960		965,408
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	1,012,892		1,089,255
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	4,120,357		4,355,345
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	2,828,389		2,885,398
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	4,394,999		4,252,505
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	1,614,502		1,556,859
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	1,699,538		1,619,873

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $53,363,562)					51,782,787

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.1%
Canada - 0.1%
Government of Canada, Bonds (Cost - $62,675)	4.250%	12/1/26	42,016	CAD	57,180

			SHARES
COMMON STOCKS - 21.5%
CONSUMER DISCRETIONARY - 3.0%
Auto Components - 0.2%
Denso Corp.			2,400		109,996
Hyundai Mobis			484		121,649

Total Auto Components					231,645

Automobiles - 0.6%
Daihatsu Motor Co., Ltd.			3,000		56,312
Hyundai Motor Co.			1,138		255,270
Isuzu Motors Ltd.			22,000		134,664
Kia Motors Corp.			2,501		151,405
Toyota Motor Corp.			3,800		229,893

Total Automobiles					827,544

Hotels, Restaurants & Leisure - 0.8%
Bally Technologies Inc.			2,000		144,260	*
Dominos Pizza Inc.			2,750		168,960
MGM China Holdings Ltd.			76,400		229,068
Sands China Ltd.			24,400		140,180
Starwood Hotels & Resorts Worldwide Inc.			2,250		143,865
William Hill PLC			22,490		144,709
Wyndham Worldwide Corp.			2,600		154,336

Total Hotels, Restaurants & Leisure					1,125,378

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2013

SECURITY	SHARES	VALUE
Household Durables - 0.1%
Jarden Corp.	2,462	$105,743	*

Media - 0.8%
AMC Networks Inc., Class A Shares	1,700	105,366	*
British Sky Broadcasting Group PLC	14,554	189,344
Comcast Corp., Class A Shares	6,350	267,271
Naspers Ltd.	2,328	192,093
ProSiebenSat.1 Media AG	2,972	125,989
Rightmove PLC	3,624	130,631
Time Warner Cable Inc.	1,700	182,495

Total Media		1,193,189

Multiline Retail - 0.1%
Hyundai Department Store Co., Ltd.	578	77,323
Next PLC	1,652	125,292

Total Multiline Retail		202,615

Specialty Retail - 0.2%
Abercrombie & Fitch Co., Class A Shares	2,000	70,620
American Eagle Outfitters Inc.	2,800	40,516
Gap Inc.	2,800	113,232

Total Specialty Retail		224,368

Textiles, Apparel & Luxury Goods - 0.2%
Hanesbrands Inc.	2,200	130,856
NIKE Inc., Class B Shares	2,700	169,614

Total Textiles, Apparel & Luxury Goods		300,470

TOTAL CONSUMER DISCRETIONARY		4,210,952

CONSUMER STAPLES - 2.0%
Beverages - 0.3%
Coca-Cola Co.	6,150	234,807
PepsiCo Inc.	2,700	215,271

Total Beverages		450,078

Food & Staples Retailing - 0.1%
Kroger Co.	4,250	155,550

Food Products - 0.4%
Hillshire Brands Co.	4,250	137,317
Tate & Lyle PLC	17,800	222,057
Unilever PLC	3,900	148,618

Total Food Products		507,992

Household Products - 0.5%
Clorox Co.	1,700	140,590
Procter & Gamble Co.	4,700	366,083
Reckitt Benckiser Group PLC	2,658	180,623

Total Household Products		687,296

Personal Products - 0.2%
Kao Corp.	8,400	245,536

Tobacco - 0.5%
Altria Group Inc.	8,200	277,816
British American Tobacco PLC	3,910	197,231
Japan Tobacco Inc.	6,100	207,196
Philip Morris International Inc.	944	78,767

Total Tobacco		761,010

TOTAL CONSUMER STAPLES		2,807,462

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2013

SECURITY	SHARES	VALUE
ENERGY - 1.7%
Energy Equipment & Services - 0.4%
Core Laboratories NV	750	$113,633
Dril-Quip Inc.	1,750	178,517	*
TGS Nopec Geophysical Co. ASA	5,500	162,128
Transocean Ltd.	2,750	124,108

Total Energy Equipment & Services		578,386

Oil, Gas & Consumable Fuels - 1.3%
Dragon Oil PLC	10,943	101,240
Enerplus Corp.	6,600	109,217
Exxon Mobil Corp.	3,107	270,806
Marathon Petroleum Corp.	1,622	117,611
OMV AG	3,578	165,179
Phillips 66	2,990	170,729
Repsol YPF, SA	7,483	173,617
Royal Dutch Shell PLC, Class A Shares	4,097	132,609
Tesoro Corp.	1,800	82,962
Ultra Petroleum Corp.	6,000	124,200	*
Valero Energy Corp.	6,580	233,787
Woodside Petroleum Ltd.	2,325	79,008

Total Oil, Gas & Consumable Fuels		1,760,965

TOTAL ENERGY		2,339,351

FINANCIALS - 4.9%
Capital Markets - 0.3%
Aberdeen Asset Management PLC	25,492	139,136
Close Brothers Group PLC	7,536	121,106
Daiwa Securities Group Inc.	11,000	89,179
Macquarie Group Ltd.	2,918	113,912

Total Capital Markets		463,333

Commercial Banks - 1.8%
Aozora Bank Ltd.	50,000	144,116
Bank of China Ltd., Class H Shares	378,000	159,400
Canadian Imperial Bank of Commerce	2,000	156,195
China Construction Bank Corp., Class H Shares	258,000	189,313
Credit Agricole SA	14,477	146,276	*
DBS Group Holdings Ltd.	7,000	86,704
Fifth Third Bancorp	14,350	262,462
Industrial & Commercial Bank of China Ltd., Class H Shares	331,765	217,770
Mizuho Financial Group Inc.	79,500	161,939
National Bank of Canada	3,000	232,384
Nordea Bank AB	9,469	110,230
Royal Bank of Canada	1,575	97,045
Sumitomo Mitsui Financial Group Inc.	7,400	327,850
Wells Fargo & Co.	5,070	208,276

Total Commercial Banks		2,499,960

Diversified Financial Services - 0.2%
JPMorgan Chase & Co.	4,763	240,674

Insurance - 2.0%
AFLAC Inc.	3,111	179,785
Ageas	2,609	102,687
Allianz AG, Registered Shares	2,011	288,110
Allstate Corp.	3,245	155,500
American Financial Group Inc.	3,397	175,047
Assurant Inc.	2,896	153,604
AXA SA	5,142	112,031
Everest Re Group Ltd.	1,000	136,950
Hannover Rueck SE	3,000	209,310
Legal & General Group PLC	93,200	269,799
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	953	173,690

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2013

SECURITY	SHARES	VALUE
Insurance - 2.0% (continued)
Protective Life Corp.	6,560	$274,142
Prudential PLC	9,225	154,111
Standard Life PLC	25,420	130,471
Swiss Life Holding	767	143,681
Swiss Re AG	1,710	131,220

Total Insurance		2,790,138

Real Estate Investment Trusts (REITs) - 0.1%
GPT Group	30,842	97,451

Real Estate Management & Development - 0.4%
China Overseas Land & Investment Ltd.	50,000	147,979
Daito Trust Construction Co., Ltd.	1,300	119,163
Shimao Property Holdings Ltd.	55,000	139,868
Wheelock & Co., Ltd.	26,000	133,111

Total Real Estate Management & Development		540,121

Thrifts & Mortgage Finance - 0.1%
Ocwen Financial Corp.	3,600	181,584	*

TOTAL FINANCIALS		6,813,261

HEALTH CARE - 2.3%
Biotechnology - 0.2%
Actelion Ltd.	1,260	85,652
Myriad Genetics Inc.	5,000	130,850	*
United Therapeutics Corp.	2,000	141,820	*

Total Biotechnology		358,322

Health Care Providers & Services - 0.7%
Aetna Inc.	2,430	154,038
Cardinal Health Inc.	2,600	130,728
McKesson Corp.	2,700	327,807
UnitedHealth Group Inc.	2,465	176,839
WellPoint Inc.	1,789	152,315

Total Health Care Providers & Services		941,727

Pharmaceuticals - 1.4%
AbbVie Inc.	6,246	266,142
Aspen Pharmacare Holdings Ltd.	7,339	168,451
Eli Lilly & Co.	3,700	190,180
Endo Pharmaceuticals Holdings Inc.	3,991	163,990	*
Jazz Pharmaceuticals PLC	1,200	105,228	*
Novo Nordisk A/S, Class B Shares	1,700	284,024
Pfizer Inc.	6,397	180,459
Roche Holding AG	1,700	424,064
Salix Pharmaceuticals Ltd.	1,800	120,492	*

Total Pharmaceuticals		1,903,030

TOTAL HEALTH CARE		3,203,079

INDUSTRIALS - 2.3%
Aerospace & Defense - 1.2%
Alliant Techsystems Inc.	2,150	208,034
BAE Systems PLC	44,600	300,726
Boeing Co.	3,350	348,132
Exelis Inc.	7,800	114,738
Lockheed Martin Corp.	2,670	326,861
Northrop Grumman Corp.	1,800	166,086
Safran SA	3,900	216,564

Total Aerospace & Defense		1,681,141

Airlines - 0.1%
Copa Holdings SA, Class A Shares	800	104,624

Commercial Services & Supplies - 0.1%
Corrections Corporation of America	3,200	105,408
Downer EDI Ltd.	25,192	93,276

Total Commercial Services & Supplies		198,684

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2013

SECURITY	SHARES	VALUE
Construction & Engineering - 0.1%
Aecom Technology Corp.	4,250	$123,803	*

Industrial Conglomerates - 0.4%
DCC PLC	4,771	189,203
General Electric Co.	3,583	82,911
Siemens AG, Registered Shares	2,280	241,340

Total Industrial Conglomerates		513,454

Machinery - 0.1%
Schindler Holding AG	790	108,933

Professional Services - 0.0%
Manpower Inc.	1,000	64,850

Road & Rail - 0.3%
Central Japan Railway Co.	2,500	286,704
West Japan Railway Co.	3,200	132,321

Total Road & Rail		419,025

TOTAL INDUSTRIALS		3,214,514

INFORMATION TECHNOLOGY - 2.8%
Communications Equipment - 0.5%
Brocade Communications Systems Inc.	27,400	202,760	*
Cisco Systems Inc.	13,950	325,174
QUALCOMM Inc.	2,850	188,898

Total Communications Equipment		716,832

Computers & Peripherals - 0.6%
Apple Inc.	1,200	584,460
SanDisk Corp.	2,000	110,360
Western Digital Corp.	2,850	176,700

Total Computers & Peripherals		871,520

Electronic Equipment, Instruments & Components - 0.2%
Flextronics International Ltd.	15,750	141,435	*
Hon Hai Precision Industry Co., Ltd.	33,000	89,545

Total Electronic Equipment, Instruments & Components		230,980

Internet Software & Services - 0.1%
VeriSign Inc.	3,000	143,970	*

IT Services - 0.5%
Computer Sciences Corp.	2,550	127,883
International Business Machines Corp.	1,900	346,313
NeuStar Inc.	3,400	171,836	*

Total IT Services		646,032

Semiconductors & Semiconductor Equipment - 0.6%
CoreLogic Inc.	4,600	118,220	*
Marvell Technology Group Ltd.	6,600	79,926
Samsung Electronics Co., Ltd.	266	327,812
Taiwan Semiconductor Manufacturing Co., Ltd.	51,000	171,281
Texas Instruments Inc.	4,000	152,800

Total Semiconductors & Semiconductor Equipment		850,039

Software - 0.3%
Aspen Technology Inc.	3,600	120,348	*
CA Inc.	5,650	165,263
Microsoft Corp.	4,095	136,773

Total Software		422,384

TOTAL INFORMATION TECHNOLOGY		3,881,757

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2013

SECURITY	SHARES	VALUE
MATERIALS - 1.1%
Chemicals - 0.8%
BASF SE	1,280	$111,873
EMS-Chemie Holding AG	342	109,442
Huntsman Corp.	12,050	210,875
LyondellBasell Industries NV, Class A Shares	2,200	154,330
Nippon Paint Co. Ltd.	12,000	173,306
PPG Industries Inc.	2,100	328,041
Yara International ASA	3,900	154,219

Total Chemicals		1,242,086

Construction Materials - 0.1%
Imerys SA	1,794	116,833

Containers & Packaging - 0.1%
Packaging Corp. of America	2,400	127,296

Metals & Mining - 0.1%
Dowa Mining Co., Ltd.	16,000	143,403

TOTAL MATERIALS		1,629,618

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.6%
AT&T Inc.	7,700	260,491
BT Group PLC	37,119	187,123
LG Uplus Corp.	9,940	116,857	*
PT Telekomunikasi Indonesia Persero Tbk	517,500	104,258
Telstra Corp., Ltd.	37,758	164,672

Total Diversified Telecommunication Services		833,401

Wireless Telecommunication Services - 0.3%
America Movil SAB de CV, Series L Shares, ADR	9,800	189,140
Freenet AG	4,226	99,670
Sistema JSFC, Registered Shares, GDR	6,700	148,338

Total Wireless Telecommunication Services		437,148

TOTAL TELECOMMUNICATION SERVICES		1,270,549

UTILITIES - 0.5%
Electric Utilities - 0.2%
American Electric Power Co. Inc.	1,250	53,500
E.ON SE	10,545	166,963

Total Electric Utilities		220,463

Gas Utilities - 0.2%
Gas Natural SDG SA	7,303	143,043
PT Perusahaan Gas Negara	115,500	57,115
Tokyo Gas Co., Ltd.	18,000	93,497

Total Gas Utilities		293,655

Multi-Utilities - 0.1%
GDF Suez	6,500	140,888

TOTAL UTILITIES		655,006

TOTAL COMMON STOCKS (Cost - $26,444,561)		30,025,549

INVESTMENTS IN UNDERLYING FUNDS - 17.4%
iShares Trust - iShares Barclays TIPS Bond Fund	5,834	646,057
iShares Trust - iShares MSCI EAFE Index Fund	38,356	2,269,524
Vanguard Index Funds - Vanguard Total Stock Market Fund, ETF Shares	27,067	2,294,470
Vanguard Specialized Funds - Vanguard REIT Index Fund, ETF Shares	297,386	19,190,319

TOTAL INVESTMENTS IN UNDERLYING FUNDS (Cost - $21,576,042)		24,400,370

See Notes to Consolidated Schedule of Investments.

LEGG MASON STRATEGIC REAL RETURN FUND

Consolidated Schedule of investments (unaudited) (cont’d)	August 31, 2013

SECURITY			SHARES	VALUE
PREFERRED STOCKS - 0.2%
FINANCIALS - 0.1%
Commercial Banks - 0.1%
Itau Unibanco Holding SA			8,200	$99,667
Itausa - Investimentos Itau SA			37,544	131,548

TOTAL FINANCIALS				231,215

UTILITIES - 0.1%
Independent Power Producers & Energy Traders - 0.1%
Cia Energetica de Sao Paulo			9,200	81,938

TOTAL PREFERRED STOCKS (Cost - $438,804)				313,153

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $101,885,644)				106,579,039

	RATE	MATURITY DATE	FACE AMOUNT†
SHORT-TERM INVESTMENTS - 17.2%
Repurchase Agreements - 17.2%
Interest in $1,150,000,000 joint tri-party repurchase agreement dated 8/30/13 with RBS Securities Inc.; Proceeds at maturity - $21,807,097; (Fully collateralized by various U.S. government obligations, 0.125% to 2.000% due 7/15/14 to 1/15/23; Market value - $22,243,162)	0.040%	9/3/13	$21,807,000	21,807,000
Interest in $285,103,000 joint tri-party repurchase agreement dated 8/30/13 with Deutche Bank Securities Inc.; Proceeds at maturity - $2,260,013; (Fully collateralized by various U.S. government obligations, 0.250% to 4.500% due 5/15/16 to 5/15/38; Market value - $2,305,201)	0.050%	9/3/13	2,260,000	2,260,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $24,067,000)				24,067,000

TOTAL INVESTMENTS - 93.4% (Cost - $125,952,644#)				130,646,039
Other Assets in Excess of Liabilities - 6.6%				9,262,261

TOTAL NET ASSETS - 100.0%				$139,908,300

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

CAD	— Canadian Dollar

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 30-Year Notes Futures, Put	11/22/13	$127.00	14	$15,094
U.S. Treasury 30-Year Notes Futures, Put	9/20/13	128.00	7	2,297

TOTAL WRITTEN OPTIONS (Premiums received - $23,588)				$17,391

See Notes to Consolidated Schedule of Investments.

Consolidated Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. This Schedule of Investments is consolidated Schedule of Investments of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Consolidated Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$51,782,787	—	$51,782,787
Non-U.S. treasury inflation protected securities	—	57,180	—	57,180
Common stocks	$30,025,549	—	—	30,025,549
Investments in underlying funds	24,400,370	—	—	24,400,370
Preferred stocks	313,153	—	—	313,153

Total long-term investments	$54,739,072	$51,839,967	—	$106,579,039

Short-term investments†	—	24,067,000	—	24,067,000

Total investments	$54,739,072	$75,906,967	—	$130,646,039

Other financial instruments:
Futures contracts	$422,388	—	—	$422,388
Forward foreign currency contracts	—	$109,260	—	109,260
Commodity index swaps	—	443,870	—	443,870

Total other financial instruments	$422,388	$553,130	—	$975,518

Total	$55,161,460	$76,460,097	—	$131,621,557

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$17,391	—	—	$17,391
Futures contracts	26,238	—	—	26,238
Written options on futures	11,651	—	—	11,651
Forward foreign currency contracts	—	$2,884,945	—	2,884,945

Total	$55,280	$2,884,945	—	$2,940,225

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Consolidated Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters to a forward foreign currency contract to maintain its target exposure to foreign currencies, hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments.

For average notional amounts of swaps held during the period ended August 31, 2013, see Note 3.

Consolidated Notes to Schedule of Investments (unaudited) (continued)

Commodity index swaps

The Fund may enter into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Consolidated Schedule of Investments.

As of August 31, 2013, the Fund held written options, written options on futures and forward foreign currency contracts with credit related contingent features which had a liability position of $2,913,987. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

Consolidated Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$7,243,918
Gross unrealized depreciation	(2,550,523)

Net unrealized appreciation	$4,693,395

During the period ended August 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2012	10	$8,093
Options written	119	53,988
Options closed	(49)	(28,950)
Options exercised	—	—
Options expired	(59)	(9,543)

Written options, outstanding as of August 31, 2013	21	$23,588

At August 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Brent Crude Oil Futures	31	11/13	$3,466,928	$3,440,690	$(26,238)
S&P GSCI	56	9/13	8,754,612	9,177,000	422,388

Net unrealized gain on open futures contracts					$396,150

Options on futures which trade on the Eurex and Life exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At August 31, 2013, the Fund had the following open written options on futures contracts:

	Number of Contracts	Strike Price	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
German Euro Bund	19	$123.00	9/20/13	$7,241	$6,655	$586
German Euro Bund	28	122.50	9/20/13	4,565	4,996	(431)

						$155

At August 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Bank of America, N.A.	10,277,000	$9,138,645	9/18/13	$(600,826)
Australian Dollar	JPMorgan Chase & Co.	2,191,562	1,948,809	9/18/13	(61,167)
Australian Dollar	UBS AG	1,233,000	1,096,424	9/18/13	(77,535)
Canadian Dollar	Bank of America, N.A.	1,807,435	1,715,339	9/18/13	(24,328)
Canadian Dollar	Bank of America, N.A.	10,861,000	10,307,586	9/18/13	(339,890)
Canadian Dollar	UBS AG	314,000	298,000	9/18/13	(10,021)
Mexican Peso	Bank of America, N.A.	29,079,018	2,173,616	9/18/13	(116,227)
Mexican Peso	Bank of America, N.A.	56,194,555	4,200,465	9/18/13	(267,260)
Mexican Peso	JPMorgan Chase & Co.	200,206,000	14,965,122	9/18/13	(591,001)
Mexican Peso	JPMorgan Chase & Co.	33,412,164	2,497,513	9/18/13	(43,040)
Mexican Peso	UBS AG	9,933,000	742,478	9/18/13	(34,005)

Consolidated Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: (continued)
New Zealand Dollar	Bank of America, N.A.	12,939,000	$9,989,768	9/18/13	$(287,783)
New Zealand Dollar	Bank of America, N.A.	1,779,673	1,374,026	9/18/13	(14,932)
New Zealand Dollar	JPMorgan Chase & Co.	2,272,498	1,754,519	9/18/13	(29,973)
New Zealand Dollar	UBS AG	797,000	615,337	9/18/13	(22,727)
Norwegian Krone	Bank of America, N.A.	31,402,000	5,128,512	9/18/13	(326,464)
Norwegian Krone	UBS AG	154,000	25,151	9/18/13	(1,672)

					(2,848,851)

Contracts to Sell:
Australian Dollar	JPMorgan Chase & Co.	705,700	627,532	9/18/13	9,321
Australian Dollar	JPMorgan Chase & Co.	1,515,171	1,347,339	9/18/13	38,784
Australian Dollar	UBS AG	1,716,824	1,526,656	9/18/13	(1,809)
Canadian Dollar	Bank of America, N.A.	423,656	402,069	9/18/13	937
Mexican Peso	Bank of America, N.A.	33,441,308	2,499,692	9/18/13	(25,960)
New Zealand Dollar	Bank of America, N.A.	590,500	455,905	9/18/13	7,022
New Zealand Dollar	UBS AG	4,888,857	3,774,523	9/18/13	22,917
New Zealand Dollar	UBS AG	1,796,569	1,387,071	9/18/13	(7,345)
Norwegian Krone	Bank of America, N.A.	7,624,590	1,245,233	9/18/13	1,695
Canadian Dollar	Citibank, N.A.	1,729,247	1,638,847	11/15/13	26,388
Euro	Citibank, N.A.	449,394	594,098	11/15/13	2,196
Japanese Yen	Citibank, N.A.	53,780,000	547,936	11/15/13	(980)

					73,166

Net unrealized loss on open forward foreign currency contracts					$(2,775,685)

At August 31, 2013, the Fund held the following commodity index swap contracts:

AGREEMENT WITH:	TERMINATION DATE	THE FUND AGREES TO PAY	THE FUND WILL RECEIVE	CONTRACT NOTIONAL AMOUNT	UNREALIZED APPRECIATION
Goldman Sachs & Co.	09/13/13	3-Month Treasury Bill-Rate plus Fees	Commodity Index Basket Return	$8,986,917	$221,935
Morgan Stanley & Co. Inc.	09/13/13	3-Month Treasury Bill-Rate plus Fees	Commodity Index Basket Return	8,986,918	221,935

Total				$17,973,835	$443,870

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2013.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Written Options, at value	Written Options on Futures, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	$(17,391)	$(11,651)	—	—	—	—	—	$(29,042)
Foreign Exchange Risk	—	—	—	—	$109,260	$(2,884,945)	—	(2,775,685)
Commodity Risk	—	—	$422,388	$(26,238)	—	—	$443,870	840,020

Total	$(17,391)	$(11,651)	$422,388	$(26,238)	$109,260	$(2,884,945)	$443,870	$(1,964,707)

During the period ended August 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$5,088
Written options	4,380
Futures contracts (to buy)	5,003,573
Futures contracts (to sell)	209,688

Consolidated Notes to Schedule of Investments (unaudited) (continued)

Average Market Value
Forward foreign currency contracts (to buy)	$56,367,789
Forward foreign currency contracts (to sell)	7,217,623

Average Notional Balance
Commodity index swap contracts	$17,786,233

†	At August 31, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	October 25, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	October 25, 2013